UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue West, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 28, 2014, Cell Therapeutics, Inc. (the “Company”) issued a press release entitled “Cell Therapeutics Announces GOG Completes Patient Enrollment in GOG-0212 Phase 3 Clinical Trial of Paclitaxel Poliglumex (OpaxioTM) as Maintenance Therapy in Ovarian Cancer.” The full text of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Location

99.1	Press Release, dated January 28, 2014, entitled “Cell Therapeutics Announces GOG Completes Patient Enrollment in GOG-0212 Phase 3 Clinical Trial of Paclitaxel Poliglumex (OpaxioTM) as Maintenance Therapy in Ovarian Cancer.”	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: January 28, 2014	By:	/s/ Louis A. Bianco
Louis A. Bianco Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Description	Location

99.1	Press Release, dated January 28, 2014, entitled “Cell Therapeutics Announces GOG Completes Patient Enrollment in GOG-0212 Phase 3 Clinical Trial of Paclitaxel Poliglumex (Opaxio™) as Maintenance Therapy in Ovarian Cancer.”	Filed herewith